UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2005

HORIZON LINES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-123073	74-3123672
(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

(Address of Principal Executive Offices, including Zip Code)

(704) 973-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01 OTHER EVENTS

VESTING IN FULL OF RESTRICTED COMMON STOCK

On October 18, 2005, the Board of Directors (the “Board”) of Horizon Lines, Inc. (the “Company”) approved the vesting in full of all of the 1,724,620 shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), that were issued and sold by the Company on January 14, 2005 to certain employees of the Company and its subsidiaries. The Board’s approval of the vesting in full of these shares was made subject to the rights of the Company with respect to these shares under the respective restricted stock agreements dated as of January 14, 2005 pursuant to which these shares were issued and sold. The Company will record a non-cash compensation charge of $6.9 million during its fiscal quarter ending December 25, 2005 with respect to the vesting in full of all of these 1,724,620 shares.

These 1,724,620 shares of Common Stock were issued and sold by the Company on January 14, 2005 to the following executive officers and other employees of the Company and its subsidiaries, in the following share amounts:

Executive Officers	Number of Shares
Charles G. Raymond President and Chief Executive Officer, Director	689,861
John V. Keenan Senior Vice President and Chief Operating Officer	258,695
M. Mark Urbania Senior Vice President-Finance Administration, Chief Financial Officer and Assistant Secretary	258,695
Karen H. Richards Vice President, Sales and Marketing, of Horizon Lines	43,123
Kenneth L. Privratsky Vice President and General Manager, Alaska, of Horizon Lines	86,224
Robert S. Zuckerman Vice President, General Counsel, and Secretary	43,123
Brian W. Taylor Vice President and General Manager, Hawaii and Guam, of Horizon Lines	86,224
Gabriel M. Serra Vice President and General Manager, Puerto Rico, of Horizon Lines	86,224

Other Employees	Number of Shares
Marvin Buchanan	25,865
Daniel R. Downes	25,865
R. Kevin Gill	25,865
Ricky A. Kessler	25,865
Mar F. Labrador	25,865
Dennis R. McCarthy	43,123

MERIT AWARDS

On October 18, 2005, the Board approved the grant by Horizon Lines, LLC, an indirect wholly owned subsidiary of the Company (“Horizon Lines”), of merit awards, in the aggregate amount of $2,500,000 and payable in cash, to certain employees of Horizon Lines. These merit awards have been paid by Horizon Lines. The employees that received these merit awards included three of the Company’s named executive officers in the Company’s Prospectus dated September 26, 2005 (the “Final Prospectus”), as filed with the Securities and Exchange Commission on September 28, 2005, in the following amounts: Mr. Raymond: $800,000; Mr. Keenan: $600,000; and Mr. Urbania: $600,000.

ISSUANCE AND SALE OF ADDITIONAL SHARES TO UNDERWRITERS

On October 14, 2005, the Company issued and sold an additional 1,875,000 shares (the “Additional IPO Shares”) of its Common Stock to the underwriters of its initial public offering at a net price of $9.30 per share, representing the initial public offering price to the public of $10.00 per share, less the underwriters’ discount of 7% per share. The Additional IPO Shares were issued and sold pursuant to the exercise in full by the underwriters of their option to purchase additional shares from the Company granted to them with respect to the initial public offering. The net proceeds to the Company from the sale of these shares were $17,437,500 (net of underwriter discounts and commissions).

PRESS RELEASES

On September 27, 2005, the Company issued a press release announcing the initial public offering of 12,500,000 shares of its Common Stock at a price to the public of $10.00 per share. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On October 3, 2005, the Company issued a press release announcing the closing on September 30, 2005 of the initial public offering of 12,500,000 shares of its Common Stock at a price to the public of $10.00 per share. A copy of this press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

On October 12, 2005, the Company issued a press release announcing the release date for the results of its 2005 third quarter and the time of a related investor conference call on such date. A copy of this press release is attached as Exhibit 99.3 to this Current Report on Form 8-K.

AMENDED AND RESTATED PUT/CALL AGREEMENT

On September 20, 2005, the Company, Charles G. Raymond, John V. Keenan, M. Mark Urbania, Gabriel M. Serra, Brian W. Taylor, Kenneth L. Privratsky, Karen H. Richards, Mark R. Blankenship, Joe Raymond, and Sam Raymond entered into the Amended and Restated Put/Call Agreement dated as of September 20, 2005 (the “Amended and Restated Put/Call Agreement”), pursuant to which the Put/Call Agreement dated as of July 7, 2004, among such parties, was amended and restated. A copy of the Amended and Restated Put/Call Agreement is attached as Exhibit 99.3 to this Current Report on Form 8-K.

AMENDED AND RESTATED EQUITY INCENTIVE PLAN

On September 20, 2005, the Board adopted (and the requisite stockholders of the Company approved) the Horizon Lines, Inc. Amended and Restated Equity Incentive Plan (the “Amended and Restated Plan”), which superseded and replaced the Horizon Lines, Inc. Equity Incentive Plan, under which no securities had been previously issued or granted. Under the Amended and Restated Plan, the Company may issue up to an aggregate of 3,088,668 shares of Common Stock (which amount is after giving effect to the reclassification of the outstanding shares of the Stock that occurred on September 21, 2005), subject to adjustment from time to time in accordance with the terms thereof. A copy of the Amended and Restated Plan is attached as Exhibit 99.4 to this Current Report on Form 8-K.

HORIZON LINES HOLDING CORP. STOCK OPTION PLAN

On September 20, 2005, the Board of Directors of Horizon Lines Holding Corp. (“HLHC”), an indirect wholly owned subsidiary of the Company, adopted (and the Company’s Board of Directors and requisite stockholders approved) an amendment (the “Amendment”) to the Horizon Lines Holding Corp. Stock Option Plan, as then in effect (the “HLHC Option Plan”). A copy of the Amendment is attached as Exhibit 99.5 to this Current Report on Form 8-K.

As set forth in the Company’s Final Prospectus, on September 26, 2005, all options outstanding under the HLHC Option Plan, as amended by the Amendment, were exercised and all of the resulting shares of common stock of HLHC were exchanged for shares of capital stock of the Company pursuant to the provisions of the Amended and Restated Put/Call Agreement. As of the date hereof, all of the outstanding shares of the capital stock of HLHC are wholly owned, on an indirect basis, by the Company and no options are outstanding or issuable under the HLHC Option Plan, as amended by the Amendment.

OPTION GRANTS

On September 27, 2005, the Compensation Committee of the Board approved the grant by the Company, pursuant to the Amended and Restated Plan, of options (the “Options”) to certain employees of the Company and its subsidiaries to purchase an aggregate of 705,100 shares of its Common Stock at a price of $10.00 per share. No Option is currently vested or exercisable. Options for 87,500 shares in the aggregate of the Company’s Common Stock are scheduled to vest and become fully exercisable on September 27, 2006 (the “1-Year Options”) and Options for 617,600 shares in the aggregate of the Company’s Common Stock are scheduled to vest and become fully exercisable on September 27, 2010 (the “3-Year Options”).

The employees of the Company and its subsidiaries that were granted Options included the executive officers of the Company in the amounts set forth below:

Executive Officer	Number of 1-Year Option Shares	Number of 3-Year Option Shares
Charles G. Raymond President and Chief Executive Officer, Director	30,626	124,000
John V. Keenan Chief Operating Officer	13,125	54,800
M. Mark Urbania Senior Vice President-Finance Administration, Chief Financial Officer and Assistant Secretary	13,125	54,800
Karen H. Richards Vice President, Sales and Marketing, of Horizon Lines	2,188	28,800
Kenneth L. Privratsky Vice President and General Manager, Alaska, of Horizon Lines	4,375	37,800
Robert S. Zuckerman Vice President, General Counsel and Secretary	2,188	12,400
Brian W. Taylor Vice President and General Manager, Hawaii and Guam, of Horizon Lines	4,375	37,800
Gabriel M. Serra Vice President and General Manager, Puerto Rico, of Horizon Lines	4,375	37,800
Michael T. Avara Treasurer and Vice President, Treasurer and Investor Relations, of Horizon Lines	N/A	12,400

SAFE HARBOR STATEMENT

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “targets,” “projects,” “likely,” “will,” “would,” “could” and similar expressions or phrases identify forward-looking statements.

All forward-looking statements involve risks and uncertainties. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results.

In light of these risks and uncertainties, expected results or other anticipated events or circumstances discussed in this Current Report on Form 8-K might not occur. We undertake no obligation, and specifically decline any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.	Description

99.1*	Press release, dated September 26, 2005, announcing the initial public offering of 12,500,000 shares of common stock of Horizon Lines, Inc.

99.2*	Press release, dated October 3, 2005, announcing the closing of the initial public offering of 12,500,000 shares of common stock of Horizon Lines, Inc.

99.3*	Press release, dated October 12, 2005, announcing the release date for the results for its 2005 third quarter and the time of a related investor conference call on such date.

99.4*	Amended and Restated Put/Call Agreement.

99.5*	Amended and Restated Equity Incentive Plan.

99.6*	Amendment to the Horizon Lines Holding Corp. Stock Option Plan.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC.
(Registrant)

Date: October 21, 2005	By:	/S/ M. MARK URBANIA
M. Mark Urbania
Senior Vice President, Chief Financial Officer
and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press release, dated September 26, 2005, announcing the initial public offering of 12,500,000 shares of common stock of Horizon Lines, Inc.

99.2*	Press release, dated October 3, 2005, announcing the closing of the initial public offering of 12,500,000 shares of common stock of Horizon Lines, Inc.

99.3*	Press release, dated October 12, 2005, announcing the release date for the results for its 2005 third quarter and the time of a related investor conference call on such date.

99.4*	Amended and Restated Put/Call Agreement.

99.5*	Amended and Restated Equity Incentive Plan.

99.6*	Amendment to the Horizon Lines Holding Corp. Stock Option Plan.

*	Filed herewith.